UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2007

                             FINANCIALCONTENT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                        0-28377             94-3310536
------------------------------           ------------     ----------------------
  (State or other place of               (Commission          (IRS Employer
jurisdiction or incorporation)           File Number)     Identification Number)

          101 Lincoln Centre Drive, Suite 410, Foster City, California 94404
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 286-9702

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) \

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Convertible Secured Promissory Notes

On February 13, 2006, the Registrant executed a Note and Warrant Purchase Agreement (the "Purchase Agreement") with Jade Special Strategies, LLC ("Jade"). Pursuant to the terms of the Purchase Agreement the Company sold to Jade three senior secured convertible promissory notes dated on or about February 13, 2006 ("Note 1"), March 31, 2006 ("Note 2"), and on June 9, 2006 ("Note 3"), in the amounts of $350,000.00, $350,000.00 and $300,000.00, respectively, with each having a maturity date two years from the date of issuance (collectively the "Note" or "Notes") and otherwise having identical terms and conditions. Additionally, pursuant to the terms of the Notes, each Note has an initial conversion price of $0.75, which is subject to downward repricing adjustments at 75% of the initial conversion price and additional downward repricing adjustments in the event the average closing bid price for any 10 day trading period during any four month repricing period is less than the conversion price then in effect. The total amount due on the Notes is currently $910,000.00 exclusive of any interest.


On August 20, 2007, the Registrant and Jade executed Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 1 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego its rights to adjust the conversion price of the Notes and to forego any redemption fees and in exchange the Registrant agreed to accelerate the maturity date of all three notes to December 31, 2007.


Consulting Agreement

In addition, on August 20, 2007, the Registrant entered into a Consulting Agreement with Jade under which Jade shall render consulting services relating to strategic planning, merger and acquisition possibilities and business development activities including, without limitation, review of the business, operations, and historical financial performance of the Company (based upon management's forecast of financial performance) so as to enable the Consultant to identify provide prospects and advice to the Company; and provide training and education to management in best practices in new market development and merger and acquisitions. In consideration for such services, the Registrant has agreed to issue Jade 100,000 shares of its common stock registered under form S-8 and issued a convertible promissory note to Jade in the amount of $150,000.00 which is payable on December 31, 2007 and which is convertible into shares of the Registrant's common stock at the rate of $0.75 per share.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

         None

     (b) Pro forma financial information.

         None

     (c) Shell company transactions.

         None

     (d) Exhibits

         10.49 Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
         10.50 Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
         10.51 Amendment No. 1 to the Senior Secured Convertible Promissory Note due dateMonth6Day9Year2008June 9, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
         10.52 Consulting Agreement dated August 20, 2007 executed by and between 1 FinancialContent, Inc. and Jade Special Strategy, LLC, and promissory note attached as exhibit A thereto
         99.1       News Release issued by FinancialContent,  Inc. on August 24,
                    2007
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FinancialContent, Inc.

Date: August 24, 2007           By:   /s/ wing Yu
                                      ------------------------
                                      Wing Yu
                                      CEO


                                 EXHIBIT INDEX


Exhibit
Number
--------

         10.49 Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC

         10.50 Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC

         10.51 Amendment No. 1 to the Senior Secured Convertible Promissory Note due dateMonth6Day9Year2008June 9, 2008 dated August 20, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC

         10.52 Consulting Agreement dated August 20, 2007 executed by and between 1 FinancialContent, Inc. and Jade Special Strategy, LLC, and promissory note attached as exhibit A thereto

         99.1       News Release issued by FinancialContent,  Inc. on August 24,
                    2007


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